Other Payables	6 Months Ended
Jun. 30, 2026
Trade and other payables [abstract]
Other Payables
Note 10 - Other Payables

	June 30,	December 31,
	2026	2025

Liabilities related to collaboration agreements	$98	$79
Staff cost liabilities	106	171
Accounts payable	116	145
Accrued R&D	340	410
Accrued interest on borrowings	7	—
Other liabilities	145	269
Total	$812	$1,074

Non-current other payables	$5	$5
Current other payables	807	1,069
Total	$812	$1,074
The $262 million decrease in other payables was primarily attributable to higher R&D accruals recorded at year-end 2025 related to accrued termination costs associated with the discontinuance of the acasunlimab and other programs during the fourth quarter of 2025, accrued compensation and bonuses and accrued withholding tax on Merus related option payments paid in the first six months of 2026.
Refer to Note 3.8 in the Annual Report for further details regarding Other payables.